                                                                 EXHIBIT 10.10



                           THE MORRISON KNUDSEN CORPORATION

                        AMENDED AND RESTATED STOCK OPTION PLAN





                              EFFECTIVE JANUARY 19, 1994





                     AMENDED AND RESTATED AS OF JANUARY 10, 1997

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                                  TABLE OF CONTENTS

                                                                            Page

ARTICLE I

    DEFINITIONS...............................................................1
    1.1       Award Limit ....................................................1
    1.2       Beneficiary.....................................................1
    1.3       Board...........................................................2
    1.4       Code............................................................2
    1.5       Common Stock....................................................2
    1.6       Company.........................................................2
    1.7       Director Fees...................................................2
    1.8       Employee........................................................2
    1.9       Expiration Date.................................................2
    1.10      Exchange Act....................................................2
    1.11      Fair Market Value...............................................2
    1.12      Incentive Stock Option..........................................3
    1.13      Non-Employee Director...........................................3
    1.14      Non-Qualified Stock Option......................................3
    1.15      Option..........................................................3
    1.16      Optionee........................................................3
    1.17      Plan............................................................3
    1.18      Restricted Stock................................................3
    1.19      Restricted Stockholder..........................................3
    1.20      Rule 16b-3......................................................4
    1.21      Subsidiary......................................................4
    1.22      Termination of Directorship.....................................4
    1.23      Termination of Employment.......................................4

ARTICLE II

    SHARES SUBJECT TO PLAN....................................................5

ARTICLE III

    AWARDING OF OPTIONS.......................................................5
    3.1       Eligibility.....................................................5
    3.2       Disqualification for Stock Ownership............................5
    3.3       Qualification of Incentive Stock Options........................5
    3.4       Awards of Options to Employees..................................6


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                                                                            Page
                                                                            ----

ARTICLE IV

    TERMS OF OPTIONS..........................................................7
    4.1       Option Agreement................................................7
    4.2       Option Price....................................................7
    4.3       Option Term.....................................................7
    4.4       Option Vesting..................................................7
    4.5       Exercise of Option after Termination of Employment or
              Directorship....................................................8
    4.6       Consideration...................................................9

ARTICLE V

    EXERCISE OF OPTIONS.......................................................9
    5.1       Partial Exercise................................................9
    5.2       Manner of Exercise..............................................9
    5.3       Conditions to Issuance of Stock Certificates...................10
    5.4       Rights as Stockholders.........................................11
    5.5       Ownership and Transfer Restrictions............................11

ARTICLE VI

    AWARD OF RESTRICTED STOCK................................................11
    6.1       Eligibility....................................................11
    6.2       Awards of Restricted Stock.....................................11

ARTICLE VII

    TERMS OF RESTRICTED STOCK................................................12
    7.1       Restricted Stock Agreement.....................................12
    7.2       Consideration to the Company...................................12
    7.3       Rights as Stockholders.........................................12
    7.4       Restriction....................................................12
    7.5       Repurchase of Restricted Stock.................................13
    7.6       Escrow.........................................................13
    7.7       Legend.........................................................13
    7.8       Section 83(b)..................................................13

ARTICLE VIII

    ADMINISTRATION...........................................................13
    8.1       Administration by the Board; Delegation........................13
    8.2       Administrative Powers..........................................14
    8.3       Professional Assistance; Good Faith Actions....................14
    8.4       Delegation of Authority........................................14
    8.5       No Liability...................................................14


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                                                                            Page
                                                                            ----

    8.6       Indemnification................................................14

ARTICLE IX

    MISCELLANEOUS PROVISIONS.................................................15
    9.1       Not Transferable...............................................15
    9.2       Amendment, Suspension or Termination of this Plan..............15
    9.3       Adjustments....................................................16
    9.4       Tax Withholding................................................16
    9.5       Loans..........................................................16
    9.6       Limitations Applicable to Section 16 Persons...................17
    9.7       Effect of Plan Upon Options and Compensation Plans.............17
    9.8       Compliance with Laws...........................................17
    9.9       Titles; Gender and Number......................................17
    9.10      Governing Law..................................................18


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                           THE MORRISON KNUDSEN CORPORATION

                        AMENDED AND RESTATED STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED AS OF JANUARY 10, 1997)

     Morrison Knudsen Corporation, a Delaware corporation (the "Company"), is the successor to Kasler Holding Company, a corporation, which adopted The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company, effective January 19, 1994, for the benefit of its key employees and directors. The stockholders of Kasler Holding Company approved the Plan at the 1994 annual meeting of stockholders. The purposes of the Plan are:

     (1) to provide an additional incentive for directors and key employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company and

     (2) to enable the Company to obtain and retain the services of directors and key employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.


                                      ARTICLE I

                                     DEFINITIONS

     In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

1.1  AWARD LIMIT

"Award Limit" shall mean not more than 5,000,000 shares of Common Stock.

1.2  BENEFICIARY

"Beneficiary" shall mean the person or persons properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Board and shall be effective upon delivery to the Board.


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1.3  BOARD

"Board" shall mean the Board of Directors of the Company.

1.4  CODE

"Code" shall mean the Internal Revenue Code of 1986, as amended.

1.5  COMMON STOCK

"Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any security into which such common stock may be converted or for which such common stock may be exchanged by reason of any transaction or event of the type described in Section 9.3 of this Plan.

1.6  COMPANY

"Company" shall mean Morrison Knudsen Corporation, a Delaware corporation, and shall include its successors.

1.7  DIRECTOR FEES

"Director Fees" shall mean the annual retainer fees, including committee or subcommittee chairperson fees, payable in cash by the Company to a Non Employee Director, but excluding fees paid on the basis of attendance at meetings of the Board or any committee or subcommittee.

1.8  EMPLOYEE

"Employee" shall mean any officer or other employee of the Company, or of any corporation which is then a Subsidiary.

1.9  EXPIRATION DATE

"Expiration Date" shall mean the last day of the term of an Option as established pursuant to Section 4.3 of this Plan.

1.10 EXCHANGE ACT

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.11 FAIR MARKET VALUE

"Fair Market Value" shall mean either (a) the closing price of the Common Stock on the date in question (or if there was no sale on the date in question, the closing price of the Common Stock on the most recent date on which there was a sale) on the New York Stock Exchange as published in the Western Edition of THE WALL STREET JOURNAL, or (b) if there is no trading of Common Stock on


                                          2

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such Exchange, the fair market value of the Common Stock as determined by the
Board from time to time.

1.12 INCENTIVE STOCK OPTION

"Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Board.

1.13 NON-EMPLOYEE DIRECTOR

"Non-Employee Director" shall mean a member of the Board who is not an officer or other employee of the Company, or of any corporation which is then a Subsidiary or parent of the Company.

1.14 NON-QUALIFIED STOCK OPTION

"Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Board.

1.15 OPTION

"Option" shall mean a stock option awarded pursuant to this Plan. An Option awarded under this Plan shall, as determined by the Board, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that all Options awarded to Non-Employee Directors shall be Non-Qualified Stock Options.

1.16 OPTIONEE

"Optionee" shall mean an Employee or Non-Employee Director to whom an Option is awarded under this Plan.

1.17 PLAN

"Plan" shall mean the Morrison Knudsen Corporation Amended and Restated Stock Option Plan, as amended and restated as of January 10, 1997, and as the same may be further amended or restated.

1.18 RESTRICTED STOCK

"Restricted Stock" shall mean Common Stock awarded pursuant to Article VI of this Plan.

1.19 RESTRICTED STOCKHOLDER

"Restricted Stockholder" shall mean an Employee to whom Restricted Stock has been awarded under this Plan.


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1.20 RULE 16b-3

"Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, as such Rule may be in effect from time to time, or any successor rule to the same effect.

1.21 SUBSIDIARY

"Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.22 TERMINATION OF DIRECTORSHIP

"Termination of Directorship" shall mean the time when an Optionee who is a Non-Employee Director ceases to be a Director, for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement. If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under any Option outstanding under this Plan. The Board shall determine the effect of all matters and questions relating to Termination of Directorship.

1.23 TERMINATION OF EMPLOYMENT

"Termination of Employment" shall mean the time when the employer-employee relationship between the Company or a Subsidiary and an Optionee or Restricted Stockholder is terminated for any reason, including (without limitation) a termination by resignation, discharge, death, permanent and total disability or retirement, but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee or Restricted Stockholder by the Company or a Subsidiary and (b) in the discretion of the Board, terminations which result in a temporary severance of the employer-employee relationship that does not exceed one year. The Board shall determine the effect of all matters and questions relating to Termination of Employment, including (without limitation) the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under such Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever or for no reason, with or without cause, except to the extent expressly otherwise agreed by the Company or Subsidiary in writing.


                                          4

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                                      ARTICLE II

                                SHARES SUBJECT TO PLAN

     The number of shares of Common Stock available for issuance under this Plan for each fiscal year from and including the fiscal year beginning December 1, 1993, shall be a number of shares equal to the amount of 3% of the total number of issued and outstanding shares of Common Stock as of December 1 of such fiscal year (the "3% Limit"). In addition, (a) any shares available pursuant to the last sentence of this Article II and (b) any unused portion of the 3% Limit for any fiscal year, shall be added to the aggregate number of shares available for issuance in each fiscal year under the Plan. In no event, except pursuant to adjustments as provided in Section 9.3 of this Plan, shall the aggregate number of such shares which cumulatively may be available for issuance upon exercise of Incentive Stock Options exceed 2,900,000. No individual shall receive Restricted Stock or Options for more than the Award Limit over any three-year period. The shares of Common Stock issuable upon exercise of an Option, or awarded as Restricted Stock, may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company.

     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation shall again be available for issuance hereunder.


                                     ARTICLE III

                                 AWARDING OF OPTIONS

3.1  ELIGIBILITY

Subject to the Award Limit, any Employee selected by the Board pursuant to
Section 3.4(a)(i) of this Plan shall be eligible to be awarded an Option. Each Non-Employee Director shall be eligible to receive Options at the times and in the manner set forth in Section 3.5 of this Plan.

3.2  DISQUALIFICATION FOR STOCK OWNERSHIP

No person may be awarded an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is awarded, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

3.3  QUALIFICATION OF INCENTIVE STOCK OPTIONS

No Incentive Stock Option shall be awarded unless such Option, when awarded, qualifies as an "incentive stock option" under Section 422 of the Code.

3.4  AWARDS OF OPTIONS TO EMPLOYEES

(a)  The Board may from time to time, in its sole and absolute discretion:

     (i) Make awards of Options to the key Employees it may select including (without limitation) Employees to whom Options or shares of Restricted Stock have previously been awarded;

     (ii) Determine the number of shares of Common Stock to be subject to such Options awarded to the selected key Employees;

     (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

     (iv) Determine the terms and conditions of such Options, consistent with this Plan.

(b) Upon the award of an Option by the Board, the officers of the Company shall be authorized to issue the Option subject to such conditions on the award of the Option as the Board may deem appropriate.

(c) Any Incentive Stock Option awarded under this Plan may be modified by the Board without the consent of the Optionee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

3.5  AWARDS TO NON-EMPLOYEE DIRECTOR

Each non-employee director may elect to forgo cash payments of all or any portion of the Director Fees to be paid to such non-employee director during any given year (the fees subject to such election in any given year being hereinafter referred to as "Discount Fees") and receive an Option with a price per share equal to 80% of the Fair Market Value of a share of Common Stock on December 1 of the calendar year prior to the scheduled payment of such Discount Fees. The number of shares of Common Stock subject to such Option shall be the number of shares (rounded to the nearest whole share) determined by multiplying the Fair Market Value of a share of Common Stock on December 1 of the calendar year prior to the scheduled payment of such Discount Fees by .20 and dividing the product into the amount of the Discount Fees; provided, however, that the number of shares of Common Stock subject to the Option with respect to the Discount Fees to be paid during the calendar year 1997 will be determined using the Fair Market Value of a share of Common Stock on December 31, 1996, and the price per share for such Options shall be equal to 80% of the Fair Market Value of a share of Common Stock on December 31, 1996. An election pursuant to this
Section 3.5 shall be made prior to December 1st of the calendar year prior to the scheduled payment of the Discount Fees, and such election shall be irrevocable for the fiscal year commencing on such date and ending on November 30 of the following calendar year; PROVIDED, HOWEVER, that with respect only to the Discount Fees that would otherwise be paid during the fiscal year commencing December 1, 1996, such election may be made at any time prior to December 31, 1996.


                                          6

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                                      ARTICLE IV

                                   TERMS OF OPTIONS
4.1  OPTION AGREEMENT

Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with this Plan.

4.2  OPTION PRICE

The price per share of the shares of Common Stock subject to each Option shall be set by the Board; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, and in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is awarded; and PROVIDED, FURTHER, that the price of the shares subject to each Option awarded to a Non-Employee Director pursuant to Section 3.5 of this Plan shall be determined in accordance with such Section.

4.3  OPTION TERM

The term of an Option shall be set by the Board; PROVIDED, HOWEVER, that no such term shall exceed a reasonable time period, and in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is awarded; and PROVIDED, FURTHER, the term of each such Option awarded to a Non-Employee Director pursuant to Section 3.5 shall be 10 years, subject to the provisions of Section 4.5(b) of this Plan.

4.4  OPTION VESTING

(a)  The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Board and the Board may determine that an Option may not be exercised in whole or in part for a specified period after it is awarded; PROVIDED, HOWEVER, that, one-fourth of the shares covered by an Option awarded to a Non-Employee Director shall become exercisable upon the first date Discount Fees would have been paid in the calendar year following the election made pursuant to Section
     3.5 above, and thereafter only to the extent of one-fourth of the shares covered thereby at the conclusion of each fiscal quarter during the fiscal year for which such election was made. At any time after award of an Option to an Employee, the Board may, subject to whatever terms and conditions it selects, accelerate the period during which an Option awarded to an Employee vests.

(b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable, except as may be otherwise provided by the Board either in the Stock Option Agreement or in a resolution adopted following the award of such Option.


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(c)  To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any fiscal year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were awarded. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is awarded.

4.5  EXERCISE OF OPTION AFTER TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

(a) Subject to the following provisions of this Section 4.5(a), an Option awarded to an Employee pursuant to Section 3.4(a) is exercisable by an Optionee only while he is an Employee, except as may be otherwise provided by the Board either in the Stock Option Agreement or in a resolution adopted following the award of the Option.

     (i) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within 12 months after the Optionee's death and the Board may extend such period to accommodate such exercise; PROVIDED, HOWEVER, that an Option may not be exercised later than the Expiration Date.

     (ii) If the Optionee's employment is terminated due to his permanent and total disability, as defined in Section 22(e)(3) of the Code, or in the case of a Non-Qualified Stock Option, upon retirement at or after age 65, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within twelve (12) months after termination, but no later than the Option's Expiration Date.

     (iii) If the Optionee's employment is terminated for any reason other than those set forth in Section 4.5(a)(i) or (ii) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within 3 months after Termination of Employment, unless the Employee dies within said 3-month period, but no later than the Option's Expiration Date.

(b) No Option awarded to a Non-Employee Director pursuant to Section 3.5 may be exercised to any extent by anyone after the first to occur of the following events:

     (i) The expiration of 12 months from the date of the Optionee's death, but no later than the Option's Expiration Date; or


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

     (ii) The expiration of 12 months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code), but no later than the Option's Expiration Date; or

     (iii) The expiration of 3 months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period, but no later than the Option's Expiration Date; or

     (iv)   The expiration of 10 years from the date the Option was awarded.

4.6  CONSIDERATION

In consideration of the awarding of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Subsidiary (or to serve as a Non-Employee Director of the Company) for a period of at least 1 year after the Option is awarded (or until the next annual meeting of the stockholders of the Company, in the case of a Non-employee Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or as a Director of the Company.


                                      ARTICLE V

                                 EXERCISE OF OPTIONS

5.1  PARTIAL EXERCISE

An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Board may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2  MANNER OF EXERCISE

An exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a) A written notice complying with the applicable rules established by the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b) Such other documents as the Board may deem necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board may also take whatever additional actions it deems appropriate to effect such compliance, including (without limitation) placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and


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

(c) In the event that the Option shall be exercised pursuant to Section 4.5 of this Plan by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option is exercised. However, at the discretion of the Board, the terms of the Option may

     (i) allow payment, in whole or in part, through the actual or constructive delivery of shares of Common Stock owned by the Optionee with a Fair Market Value on the date of delivery equal to the aggregate exercise price;

     (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price.; or

     (iii) allow payment through any combination of cash and the consideration provided in the foregoing subparagraphs (i) and (ii).

Any award may also provide for the payment of the exercise price of any Option from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

5.3  CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions described below:

(a) The admission of such shares to listing on all stock exchanges on which the shares of Common Stock are then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including (without limitation) payment of any applicable withholding tax in accordance with Section 9.4 hereof.


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

5.4  RIGHTS AS STOCKHOLDERS

The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5  OWNERSHIP AND TRANSFER RESTRICTIONS
The Board may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Board may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) 2 years from the date of awarding such Option to such Employee or (b) 1 year after the transfer of such shares to such Employee. The Board may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.


                                      ARTICLE VI

                              AWARD OF RESTRICTED STOCK

6.1  ELIGIBILITY

Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Board determines is a key Employee.

6.2  AWARDS OF RESTRICTED STOCK

(a)  The Board may from time to time, in its sole and absolute discretion:

     (i) Make awards of Restricted Stock to the key Employees it may select (including Employees to whom Options or shares of Restricted Stock have previously been awarded; and

     (ii) Determine the cash purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

(b) Subject to Section 7.2 hereof, the Board shall establish the consideration and form of payment thereof for Restricted Stock; PROVIDED, HOWEVER, that the value of such consideration shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.


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

(c) Upon the making of an award of Restricted Stock by the Board, the officers of the Company shall be authorized to issue such Restricted Stock subject to such conditions on the issuance of such Restricted Stock as the Board deems appropriate.


                                     ARTICLE VII

                              TERMS OF RESTRICTED STOCK

7.1  RESTRICTED STOCK AGREEMENT

Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with this Plan.

7.2  CONSIDERATION TO THE COMPANY

As consideration for the issuance of Restricted Stock, in addition to payment of the purchase price, in cash, the selected key Employee shall agree, in the Restricted Stock Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Restricted Stock is awarded. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary.

7.3  RIGHTS AS STOCKHOLDERS

Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 7.6 of this Plan, the Restricted Stockholder shall have all the rights of a stockholder with respect to such shares, subject to the restrictions in his Restricted Stock Agreement, including (without limitation) the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that unless otherwise determined by the Board, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4  RESTRICTION

All shares of Restricted Stock issued under this Plan including (without limitation) any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other corporate transaction or event, shall be subject to such restrictions as the Board shall provide, which restrictions may include (without limitation) restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, or any Subsidiary or Company, Subsidiary or unit performance or individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Board may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Board, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of


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

Employment or, if determined by the Board to be applicable, upon the termination of his consulting relationship with the Company.

7.5  REPURCHASE OF RESTRICTED STOCK

The Board may provide in any individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment for any reason at a cash price per share equal to the cash price paid by the Restricted Stockholder for
such Restricted Stock.   In the discretion of the Board, provision may be made
that no such right of repurchase shall exist in the event of a Termination of Employment without cause or because of the Restricted Stockholder's retirement, death or permanent and total disability.

7.6  ESCROW

The Secretary of the Company or such other escrow holder as the Board may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7  LEGEND

In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Board may cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8  SECTION 83(b)

A Restricted Stockholder may make an election under Section 83(b) of the Code.


                                     ARTICLE VIII

                                    ADMINISTRATION

8.1  ADMINISTRATION BY THE BOARD; DELEGATION

This Plan shall be administered by the Board, which may form time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board. To the extent that the Board delegates to any such committee or subcommittee authority with respect to awards to individuals who are or are likely to become officers who are subject to Section 16 of the Exchange Act, the members of such committee or subcommittee shall be "Non-Employee Directors" within the meaning of that term as defined in Rule 16b-3. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or


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

subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

8.2  ADMINISTRATIVE POWERS

The Board shall have the power to interpret this Plan, the Options and the Restricted Stock, and the agreements pursuant to which the Options and Restricted Stock are awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

8.3  PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, Restricted Stockholders, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option or any Restricted Stock, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

8.4  DELEGATION OF AUTHORITY

The Board may delegate to the Chief Executive Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Board under this Plan, other than the authority to make awards under this Plan to Employees who are officers of the Company within the meaning of Section 16 of the Exchange Act.

8.5  NO LIABILITY

No member of the Board or officer or employee of the Company or any Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.


8.6  INDEMNIFICATION

To the fullest extent permitted by law, each of the members of the Board and each of the directors, officers and employees of the Company or any Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss, including (without limitation) amounts paid in settlement, damages or expenses, including (without limitation) reasonable attorneys' fees suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.


                                      ARTICLE IX

                               MISCELLANEOUS PROVISIONS

9.1  NOT TRANSFERABLE

(a) Except as may be otherwise determined by the Board, Options and Restricted Stock awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights and awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option or Restricted Stock award or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings, including (without limitation) bankruptcy, and any attempted disposition thereof shall be null and void and of no effect.

(b) Except as may be otherwise determined by the Board, during the lifetime of the Optionee, only he or his guardian or legal representative may exercise an Option or other right or award (or any portion thereof) awarded to him under the Plan. After the death of the Optionee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his Beneficiary, or if no Beneficiary exists, any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

9.2  AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in
Section 9.3 of this Plan , increase the limits imposed in Article II on the maximum number of shares which may be issued under this Plan or which may be issued upon exercise of Incentive Stock Options, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option or Restricted Stock, alter or impair any rights or obligations under any Option or Restricted Stock theretofore awarded, unless the award itself otherwise expressly so provides. No Option or Restricted Stock may be awarded during any period of suspension nor after termination of this Plan, and in no event may any

Incentive Stock Option be awarded under this Plan after the first to occur of the following events: (a) the expiration of 10 years from the date the Plan is adopted by the Board; or (b) the expiration of 10 years from the date the Plan was originally approved by the Company's stockholders.

9.3  ADJUSTMENTS

The Board may make or provide for such adjustments in the (a) number of shares of Common Stock covered by outstanding Options awarded hereunder, (b) prices per share applicable to such Options, and (c) kind of shares (including shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees, that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the number and kind of shares specified in Article II of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9.3. If any adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

9.4  TAX WITHHOLDING

The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option or Restricted Stock. The Board may in its discretion and in satisfaction of the foregoing requirement allow such Optionee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. The Company and any Optionee or Restricted Stockholder may make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

9.5  LOANS

The Board may extend one or more loans to key Employees in connection with the exercise or receipt of outstanding Options awarded under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Board.

9.6  LIMITATIONS APPLICABLE TO SECTION 16 PERSONS

Notwithstanding any other provision of this Plan, this Plan, and any Option or Restricted Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.7  EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS

The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees and Directors of the Company or any Subsidiary or (b) to award or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose, including (without limitation) the award or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

9.8  COMPLIANCE WITH LAWS

This Plan, the awarding and vesting of Options or Restricted Stock under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations, including (without limitation) to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options and Restricted Stock awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.9  TITLES; GENDER AND NUMBER

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan. Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.


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

9.10 GOVERNING LAW

This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal substantive laws of the State of Delaware.

9.11 EFFECT OF RESTATEMENT ON OUTSTANDING AWARDS

This Amendment and Restatement of the Plan shall become effective as of the date set forth on the cover page hereof. Except as may be otherwise determined by the Board from time to time, the changes in the Plan effected by this Amendment and Restatement shall apply to all awards outstanding under the plan as of such date.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this 10th day of January, 1997.



                                       MORRISON KNUDSEN CORPORATION


                                       By:
                                            -----------------------------------
                                            Stephen G. Hanks
                                            Executive Vice President


                                          19